Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent Events

(19) Subsequent Events

The Company has reviewed and evaluated subsequent events and transactions for material subsequent events through the date the financial statements are issued.  Management has concluded that there were no material subsequent events other than the event noted below.

In January and February 2023, the Bank sold securities available for sale totaling $53.5 million, which resulted in gross losses of $2.7 million and gross gains of $177,000.  The transaction was intended to reduce risk in the investment portfolio provided by favorable conditions that had developed for this class of security in the first part of 2023, and to provide the Bank with more flexibility to take advantage of a higher interest rate environment in 2023.

Between March 10, 2023 and March 12, 2023, two financial institutions unrelated to the Company experienced a significant run on deposits, leading to insolvency. These institutions failed and were placed into receivership by the FDIC. These institutions also had deposit concentrations related to higher-risk customer types, such as venture capital and cryptocurrency.  The Federal Reserve determined that these institutions were a systemic risk and therefore, in concert with the FDIC, have determined that all deposits held by these two institutions will be insured.  These events have created market volatility for the financial sector; however, the ongoing ramifications of these events have yet to be seen.  These events have not caused any significant changes in deposit balances at Peoples Bank.